UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ___)

⌧	Filed by the Registrant
◻	Filed by a Party other than the Registrant

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material Pursuant to §240.14a-12

VISTA GOLD CORP.
(Name of Registrant As Specified In Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!

VISTA GOLD CORP.

7961 SHAFFER PARKWAY, SUITE 5

LITTLETON, CO 80127 USA

VISTA GOLD CORP.

2023 Annual General and Special Meeting

Vote by April 25, 2023

10:00 AM PDT

Smartphone users

Point your camera here and vote without entering a control number

V1.1

For complete information and to vote, visit www.ProxyVote.com

Control #

D99145-P83215

You invested in VISTA GOLD CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual General and Special Meeting because you were a holder of common shares of Vista Gold Corp.

on March 10, 2023, the record date for the Annual General and Special Meeting. The Annual General and Special Meeting will be held on April 27, 2023 at 10:00 AM, PDT. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 27, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online at www.sec.gov/edgar.shtml and www.sedar.com OR you can receive a free paper or email copy of the material(s), including a proxy card to vote by mail, by requesting prior to April 13, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 (800) 579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. We encourage you to access and review all of the important information contained in the proxy materials. Unless requested, you will not otherwise receive a paper or email copy.

Vote by Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card (Please see Get Informed Before You Vote).

Vote in Person at the Meeting*

April 27, 2023

10:00 AM PDT

Borden Ladner Gervais LLP

Suite 1200, 200 Burrard Street

Vancouver, British Columbia

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

We encourage you to access and review all of the important information contained in the proxy materials, including the section of the Proxy Statement entitled “Particulars of Matters to be Acted Upon,” before voting.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Vote at www.ProxyVote.com

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

Voting Items

Board Recommends

D99146-P83215

1

Year

1. Election of Directors

1c. W. Durand Eppler

1a. John M. Clark

1d. Deborah J. Friedman

1b. Frederick H. Earnest

1e. Tracy A. Stevenson

2. Appointment of Auditors

Appointment of Plante & Moran, PLLC as Auditors of the Corporation for the ensuing year.

3. Advisory Vote on the Approval of Executive Compensation

To consider and, if thought appropriate, approve, on an advisory, non-binding basis, a resolution regarding the compensation of the Corporation’s named executive officers as described in the Corporation’s proxy circular.

5. Resolution Approving the Amendment to the Corporation’s Long Term Equity Incentive Plan

To consider, and if thought appropriate, approve the resolution regarding the amendment to the Corporation’s LTIP, the full text of which ordinary resolution is set out in Part I to Appendix “C” in the Corporation’s proxy circular.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For

For

For

For

For

For

For

For

4. Advisory Vote to Determine Frequency of Future Advisory votes on Executive Compensation

To consider, and if thought appropriate, to approve an advisory vote on executive compensation to occur every year.